PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement, dated August 20, 2012,
to Prospectuses dated August 20, 2012

This Supplement should be read and retained with the Prospectus for your Annuity.  This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888.

The X Series is no longer available for new purchases.
If you already own an X Series Annuity, this does not affect your Annuity.

When reviewing Appendix B – “Selecting the Variable Annuity That's Right for You,” please note that the X-Series is no longer available for new purchases.  The closure of the X-Series has no effect on the Hypothetical Illustrations of the L, B, and C Series.  Please review the features and benefits of the available Series to help determine which Variable Annuity may be right for you.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.